SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2003 (September 30, 2003)

Province Healthcare Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-23639 (Commission File Number)	62-1710772 (IRS Employer Identification No.)

105 Westwood Place Suite 400 Brentwood, Tennessee (Address of Principal Executive Offices)		37027 (Zip Code)

(615) 370-1377
(Registrant’s Telephone Number, Including Area Code)

SIGNATURES
INDEX TO EXHIBITS
EX-99 PRESS RELEASE

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

	99	Copy of the press release, dated October 27, 2003 announcing financial results for the quarter ended September 30, 2003.

Item 12. Results of Operations and Financial Condition.

Province Healthcare Company (the “Company”) issued a press release on October 27, 2003, announcing that the Company reported financial results for the quarter ended September 30, 2003. See the press release attached as Exhibit 99.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROVINCE HEALTHCARE COMPANY

		By:	/s/ Howard T. Wall, III Howard T. Wall, III Senior Vice President, General Counsel and Secretary

Date:	October 27, 2003

INDEX TO EXHIBITS

Exhibit
Number	Description of Exhibits

99	Copy of the press release, dated October 27, 2003, announcing financial results for the quarter ended September 30, 2003.